SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K

                              Current Report


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




  Date of Report (date of earliest event reported):  November 4, 2002



                           II-VI INCORPORATED
         (Exact name of registrant as specified in its charter)




  Pennsylvania               0-16195                 25-1214948
(State or other            (Commission             (IRS Employer
jurisdiction of            File Number)          Identification Number)
 incorporation)



  375 Saxonburg Boulevard, Saxonburg, Pennsylvania        16056
     (Address of principal executive offices)           (ZIP Code)



   Registrant's telephone number, including area code:  724-352-4455


Former name or former address, if changed, since last report:
Not Applicable


Item 5.  Other Events
         ------------

         On November 4, 2002, II-VI Incorporated (the "Company") issued a press release entitled, "II-VI Incorporated Announces Shareholders' Meeting Results and Board of Director Committees".

         The full text of the Company's press release is filed as
Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

Exhibit No.                   Description
-----------                   -----------

    99                        Press Release



                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    II-VI INCORPORATED
                                    (Registrant)



Date:  November 4, 2002             By:  /s/ Carl J. Johnson
                               Chairman & Chief Executive Officer



Date:  November 4, 2002             By:  /s/ Craig A. Creaturo
                                               Treasurer

                              EXHIBIT INDEX


       Exhibit No.               Description
       -----------               -----------

          99                     Press Release


     November 4, 2002                 Craig A. Creaturo
                                      Treasurer
                                      (724) 352-4455
                                      ccreaturo@ii-vi.com
                                      II-VI Homepage:  www.ii-vi.com



     II-VI Incorporated Announces Shareholders' Meeting Results and Board of Director Committees

PITTSBURGH, PA - November 4, 2002 - II-VI Incorporated (NASDAQ NMS:
IIVI) announced today the results of its Annual Meeting of Shareholders held on November 1, 2002. Elected to the Company's Board of Directors for the first-time were Marc Y.E. Pelaez, retired Rear Admiral of the United States Navy, and Joseph J. Corasanti, President and Chief Operating Officer of CONMED Corporation. Re-elected to the Company's Board of Directors were Dr. Carl J. Johnson, Chairman and Chief Executive Officer of II-VI Incorporated and Thomas E. Mistler, President and Chief Executive Officer of ESCO Holding Corp. and Engineered Arresting Systems Corporation. Rear Admiral Pelaez was elected to a one-year term to expire in 2003. Mr. Corasanti, Dr. Johnson and Mr. Mistler were each elected to three-year terms to expire in 2005.
The four newly elected directors join existing directors Francis J. Kramer, President and Chief Operating Officer of II-VI Incorporated, Duncan A.J. Morrison, Chairman of ARRI Canada Ltd., and Peter W. Sognefest, Vice-Chairman of Xymox Technologies, Inc.

In addition to the election of directors, the shareholders of the Company also ratified the Board of Directors' selection of Deloitte & Touche LLP as auditors of the Company for the fiscal year ending June 30, 2003 and rejected a shareholder proposal regarding the Company's Shareholder Rights Plan.

Immediately following this election, the Company's Board of Directors appointed the following directors to serve as members of the various committees of the Board of Directors:

    - Audit Committee

                Duncan A.J. Morrison, Chairman
                Thomas E. Mistler
                Joseph J. Corasanti

    - Compensation Committee

                Peter W. Sognefest, Chairman
                Thomas E. Mistler
                Duncan A.J. Morrison
                Joseph J. Corasanti

    - Nominating and Corporate Governance Committee

                Thomas E. Mistler, Chairman
                Peter W. Sognefest
                Francis J. Kramer
                Marc Y.E. Pelaez

    - Option Plan and Purchase Plan Committees

                Peter W. Sognefest, Chairman
                Thomas E. Mistler
                Duncan A.J. Morrison
                Joseph J. Corasanti

Headquartered in Saxonburg, Pennsylvania, II-VI Incorporated designs, manufactures and markets optical and opto-electronic components, devices and materials for infrared, near-infrared, visible light, x-ray and gamma-ray instrumentation. The Company's infrared optics business manufactures optical and opto-electronic components sold under the II-VI and Laser Power brand names and used primarily in high-power CO2 (carbon dioxide) lasers. The Company's near-infrared optics business manufactures near-infrared and visible light products for industrial, scientific and medical instruments and laser gain material and products for solid-state YAG and YLF lasers at the Company's VLOC subsidiary.
The Company's military infrared optics business manufactures infrared products for military applications under the Exotic Electro-Optics brand name. The Company's eV PRODUCTS division manufactures and markets solid-state x-ray and gamma-ray detection materials and products for use in medical, industrial, environmental and scientific applications. The Company is developing single crystal silicon carbide growth and fabrication capabilities.

CONTACT: Craig A. Creaturo, Treasurer of II-VI Incorporated,
         724-352-4455, or e-mail, ccreaturo@ii-vi.com.

                              #  #  #  #

??